SUPPLEMENTS TO THE PROSPECTUS
                                 OF
                    EVERGREEN INTERNATIONAL TRUST
                         dated March 1, 1998


                 EVERGREEN INTERNATIONAL EQUITY FUND


The Prospectus of Evergreen International Equity Fund is hereby supplemented as follows:

Proposed Fund Reorganization

         On June 26, 1998, the Board of Trustees of the Evergreen International Equity Fund ("Equity Fund") approved a proposal to reorganize the Equity Fund into Evergreen International Growth Fund ("Growth Fund"). If shareholders of Equity Fund approve the proposal, all of the assets of the Equity Fund will be transferred to the Growth Fund and shareholders of the Equity Fund will receive shares of the Growth Fund in exchange for their shares. Shareholders of the Equity Fund as of August 31, 1998 are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 16, 1998. If approved, the reorganization will take place October 23, 1998. Shareholders of Equity Fund will be mailed information detailing the proposal on or about September 10, 1998.

August 19, 1998


                 EVERGREEN NATURAL RESOURCES FUND

The Prospectus of Evergreen Natural Resources Fund is hereby supplemented as follows:

         On Friday, September 25, 1998, the Board of Trustees of the Evergreen International Trust ratified the proposal to liquidate each of the Class A, Class B and Class C shares of Evergreen Natural Resources Fund (the "Fund"). Shares of the Fund will no longer be offered for sale as of the close of business (4:00 p.m. Eastern time) on Friday, October 16, 1998. On or about Friday, December 4, 1998 the total assets of the Fund will be liquidated. Shareholders will be notified of the liquidation and given the option of redeeming or transferring their shares.

October 2, 1998





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